Exhibit 10.1

                      SECOND AMENDMENT
                             TO
                 SECOND AMENDED AND RESTATED
                      CREDIT AGREEMENT

	THIS	SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT (this "Amendment") is entered into as of April ___, 2001, by and among FFE TRANSPORTATION SERVICES, INC., a Delaware corporation ("Borrower"), FROZEN FOOD EXPRESS INDUSTRIES, INC., a Texas corporation ("Parent"), FFE, INC., a Delaware corporation ("FFE"), CONWELL CORPORATION, a Delaware corporation ("Conwell"), W & B REFRIGERATION SERVICE COMPANY, a Delaware corporation ("W&B"), LISA MOTOR LINES, INC., a Delaware corporation ("LML"), FROZEN FOOD EXPRESS, INC., a Texas corporation ("Express"), CONWELL CARTAGE, INC., a Texas corporation ("Cartage"), MIDDLETON TRANSPORTATION COMPANY, a Texas corporation ("Middleton"), COMPRESSORS PLUS, INC., a Texas corporation ("CPI"), AEL TRANSPORTS, INC., a Delaware corporation ("AEL"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.) ("Fleet"), a national banking association, COMERICA BANK ("Comerica"), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION (successor by consolidation to Wells Fargo Bank (Texas), National Association), a national banking association ("Wells Fargo"), each other entity which may from time to time become party hereto as a lender hereunder or any successor or assignee thereof (collectively, other than the Companies, the "Banks") and Wells Fargo as agent for the Banks (in such capacity, "Agent")

                          RECITALS

	A.	Borrower, Parent, FFE, Conwell, W&B, LML, Express, Cartage,
Middleton, CPI, AEL, Fleet, Wells Fargo and Comerica (as successor by assignment from Chase Bank of Texas, National Association) are parties to that certain Second Amended and Restated Credit Agreement, dated as of March 1, 2000 (as the same has been and may be further amended, restated or otherwise modified from time to time, the "Credit Agreement").

	B.	Pursuant to the written request of Fleet National Bank, the
Banks have exercised their option under Section 5.1(q)(ii)(A) of the Credit Agreement.

	C.	In connection with the Banks' exercising their option under
Section 5.1(q)(ii)(A) of the Credit Agreement, the parties to the Credit Agreement desire to amend the Credit Agreement as hereinafter set forth.

	NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:










                        ARTICLE I
                       Definitions

Section 1.1 Terms that are used in this Amendment and that are defined in the Credit Agreement are used herein as defined therein, unless otherwise stated.

                        ARTICLE II
                        Amendments

Section 2.1 Amendment to Definition of "Borrowing Base". As of the date of this Amendment, the Credit Agreement is amended as follows:
The definition of "Borrowing Base" in Article I of the Credit Agreement is amended and restated to read in its entirety as follows:

"Borrowing Base" means the sum of (i) an amount equal to ninety percent (90%) of the Net Book Value of Vehicles that are not subject to any Lien other than Liens in favor of Agent and the Banks, plus (ii) eighty percent (80%) of the aggregate Eligible Accounts; all calculated in accordance with GAAP based upon consolidated financial information of Parent and the Subsidiaries, provided, however, that none of the trucks, tractors, trailers, buses, passenger cars, and other automotive vehicles
(including, without limitation, any Vehicles) owned or held for sale or lease by W&B shall be included in the calculation of the Borrowing Base. The Borrowing Base shall be determined by Agent from time to time in its good faith judgment.

Section 2.2 Addition of Definition of "Hedge Agreement". As of the date of this Amendment, the Credit Agreement is amended as follows:
Article I of the Credit Agreement is amended to add the following definition of "Hedge Agreement" to read in its entirety as follows:

"Hedge Agreement" means, with respect to Borrower or any other Company, any and all transactions, agreements, documents, or arrangements between Borrower or any other
Company and one or more Banks, now existing or hereafter entered into, which provide for an interest rate, credit, commodity, or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or other similar transactions, for the purpose of hedging exposure to fluctuations in interest or exchange rates, loan, credit exchange, security, or currency valuations, or commodity prices or other similar risks.

Section 2.3 Amendment to Definition of "Loan Papers". As of the date of this Amendment, the Credit Agreement is amended as follows: The definition of "Loan Papers" in Article I of the Credit Agreement is amended and restated to read in its entirety as follows:

"Loan Papers" means this Agreement, the Notes, the Guaranty Agreements, the Custodial Agreement and any and all certificates, mortgages, deeds of trust, security agreements and other documents and agreements executed and/or delivered in connection with the making of Loans or the issuing of Letters of Credit or otherwise pursuant to the terms of this Agreement and any future amendments and supplements thereto and restatements thereof. The
"Custodial Agreement" means that certain Custodial
Agreement dated as of April ___, 2001, between Agent and Parent, as the "Custodial Agent" thereunder, as agreed and consented to by the Subsidiaries of Parent (including, without limitation, Borrower) and as such agreement may be amended or otherwise modified from time to time.
Section 2.4 Amendment to Definition of "Obligations". The definition of "Obligations" in Article I of the Credit Agreement is amended and restated to read in its entirety as follows:

"Obligations" means all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, of Borrower or any other Company to Agent and/or any one or more of the Banks and created or evidenced by or existing or arising out of or pursuant to this Agreement, the Revolving Credit Notes, the Swingline Note, any one or more of the other
Loan Papers (including, without limitation, the Principal Obligation, the Reimbursement Obligation arising pursuant to any Letters of Credit, and all other indebtedness, obligations, fees and liabilities arising pursuant to this Agreement, or otherwise) and pursuant to or under any Hedge Agreement that Borrower or any other Company may enter into with the express written consent of Agent and the Required Banks, and all interest accruing thereon and costs, expenses and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, but not limited to, the obligations and liabilities arising pursuant to any of the Loan Papers or Hedge Agreements, and all renewals and extensions thereof, or any part thereof, and all present and future amendments thereto.
Section 2.5 Amendment to Definition of "Vehicles". The definition of "Vehicles" in Article I of the Credit Agreement is amended and restated to read in its entirety as follows:

"Vehicles" means any and all of the following, whether now owned or hereafter acquired by Parent, Borrower, or any Subsidiary: (i) all trucks, tractors, trailers, buses, passenger cars, and other similar units and automotive vehicles registered in accordance with any Law for public roadway use in the operation of Parent's, Borrower's or any Subsidiary's motor carrier business, and
(ii) all related equipment and accessories to any such Vehicles intended for permanent attachment to such Vehicles, including, without limitation, all refrigeration units, tires and tubes; provided, that "Vehicles" shall not include any such property described in the foregoing clauses (i) and (ii) that (x) is leased to any Company by any Person other than another Company, (y) is a vehicle which is intended for use, and is in fact used, solely on location at Parent's, Borrower's or any Subsidiary's place of business (commonly known as "yard hosses"), provided, however, that the aggregate fair market value of all such vehicles shall not at any time exceed $100,000, or (z) constitutes "inventory" as such term is defined in Chapter or Article 9 of the Code, provided, however, that any property that at any time constitutes a Vehicle without giving effect to the foregoing clause (z), but later constitutes "inventory" as such term is defined in Chapter or Article 9 of the Code, shall nevertheless continue to be subject to the provisions of Section 4.2(b) of that certain
Amended and Restated Security Agreement dated as of April
__, 2001, by and among Borrower, Parent, the Subsidiaries and Agent for and on behalf of the Banks and shall continue to constitute a Vehicle for such purposes.

Section 2.6 Amendment to Section 2.7(b).  Section 2.7(b) of the
Credit Agreement is amended and restated to read in its entirety as follows:

   (b) Vehicle Sales. Borrower shall prepay the outstanding Loans in an amount equal to the Net Book Value of any Vehicle that is disposed of after a Default or Potential Default has occurred and is continuing.

Section 2.7 Amendment to Section 2.15.  Section 2.15 of the
Credit Agreement is amended and restated in its entirety to read as follows:

Section 2.15 Method of Payment. All payments of principal, interest, fees and other amounts to be made by Borrower, Parent or any Subsidiary under this Agreement or any other Loan Paper shall be made via wire transfer of funds to Agent c/o Wells Fargo Bank, NA, San Francisco,
California, ABA # 1210-00248, for Account No. 4518-151444,
Payee Name Syndic/WFBCORP/FFE Transportation; Reference:
FFE Transportation, for the account of each Bank's
Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim, not later than 12:00 noon (Dallas, Texas time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Borrower or such other Person shall, at the time of making each such payment, specify to Agent the sums payable by such Person under this Agreement or the other Loan Document to which each such payment is to be applied (and in the event that such Person fails to so specify, or if an Default has occurred and is continuing or if a Potential Default would exist after the making of such payment, Agent may apply such payment to such Person's Loans, Reimbursement
Obligations and other Obligations in such order and manner as Agent may elect, subject to Section 2.16). Upon the occurrence and during the continuation of a Default, all proceeds of any Collateral and all other funds of Borrower, Parent or any Subsidiary in the possession of Agent or any Bank may be applied by Agent to the Obligations in such order and manner as Agent may elect, subject to the provisions of Section 2.16. Notwithstanding the foregoing, if a Default has occurred and is continuing, Agent and the Banks agree among themselves that all such payments, proceeds and funds, shall be applied (or, in the case of Letter of Credit Liabilities consisting of the undrawn face amount of Letters of Credit, held by Agent as cash collateral for application against) pro rata to the unpaid
Obligations then due. Each payment received by Agent under this Agreement or any other Loan Paper for the account of a Bank shall be paid promptly to such Bank, in immediately available funds, for the account of such Bank's Applicable
Lending Office. Whenever any payment under this Agreement or any other Loan Paper shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

Section 2.8 Amendments to Section 5.1.  Section 5.1 of the Credit
Agreement is hereby amended as follows:

   (i) Clause (l) is hereby amended and restated to read in its entirety as follows:

       (l)  Borrowing Base Reports and Inspections.
            Deliver to each Bank, concurrently with the delivery of the Financial Statements under Subsection 5.1(a) and the Financial Statements under Subsection 5.1(b), a Borrowing Base Report dated as of the end of the immediately preceding calendar quarter. In addition, no more than once per calendar quarter per Company, each Company shall permit Agent, accompanied by any Bank which so elects (or any representative of Agent or any such Bank), at any reasonable time during regular business hours after prior written notice and at the sole reasonable cost and expense of Borrower in each case, to have access to, examine, audit, make extracts from or copies of, and inspect any or all of Borrower's or any other Company's property, records, files, books of account, and documents relating to, evidencing or constituting any part of the Borrowing Base (each a "Borrowing Base Inspection"); provided, that a Borrowing Base Inspection may be made at any time without restriction when a Potential Default or Default exists; and provided further, that in making any Borrowing Base Inspection, whether or not a Potential Default or Default exists, Agent shall in good faith endeavor to comply with each Company's reasonable standard procedures relating to the security and confidentiality of such property, records, files, books of account and documents.

       (ii) Clause (q) is hereby amended by deleting clause (iii) therein in its entirety.

       (iii)the following clause (s) is added thereto immediately following clause (r):

            (s)  Vehicle Reports.  Within forty-five
                 (45) days after the end of each fiscal quarter, or after otherwise being requested by Agent from time to time, a list certified by Borrower and an officer of Parent as being true and correct, to the best of such officer's knowledge, and identifying in a form acceptable to Agent all Vehicles owned as of such fiscal quarter end, the identity of the owner of each such Vehicle and all Vehicles acquired or disposed of during the fiscal quarter then ended and, with respect to each Vehicle owned as of such fiscal quarter end, a description of such Vehicle and its Initial Cost and Net Book Value, and, with respect to each Vehicle disposed of, the Net Book Value of such Vehicle.

Section 2.9 Amendment to Section 5.2(f).  Section 5.2(f) of the
Credit Agreement is hereby amended and restated in its entirety to read as follows:

   (f) Indebtedness. Assume, create or suffer to exist any Indebtedness except (i) Indebtedness owed to the Banks pursuant to this Agreement, (ii) additional Indebtedness not for borrowed money incurred in the ordinary course of business constituting trade payables and accrued liabilities, including, without limitation, accrued Taxes and payroll obligations, (iii) Existing Indebtedness, (iv) Indebtedness under Hedge Agreements and (v) additional Indebtedness for borrowed money incurred in the ordinary course of business not to exceed at any time $1,000,000 in aggregate amount with respect to all Companies.

Section 2.10 Amendment to Section 5.2(g). Section 5.2(g) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

   (g) Sales of Assets. Be a party to any sale, transfer, or other disposition of all or any substantial part of Borrower's or any other Company's property, assets or business, and in any event will not sell, transfer or otherwise dispose of any of Parent's interest in the Subsidiaries (including, without limitation, any of the stock of the Subsidiaries); provided, however, that neither Borrower nor any other Company may sell, transfer, or dispose of any Vehicle except in compliance with that certain Amended and Restated Security Agreement dated as of April ____, 2001 by and among Borrower, Parent, the Subsidiaries, Agent and the Banks.

Section 2.10	Amendment to Schedule 4.3.  Schedule 4.3 to the
Credit Agreement is hereby amended and restated in its entirety as set forth in Schedule 4.3 attached to this Amendment.

                         ARTICLE III
                    Conditions Precedent

Section 3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

   (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, fully executed and in form and substance satisfactory to the Agent and the Banks:

       (i)   Amended and Restated Security Agreement.  An
             Amended and Restated Security Agreement in the form of Exhibit A hereto;

       (ii) Custodial Agreement. A Custodial Agreement in the form of Exhibit B hereto;

       (iii) Vehicles. A list certified by Borrower and an authorized officer of Parent as being true and correct, to the best of such officer's knowledge, identifying all Vehicles owned by Parent or any of the Subsidiaries as of the date of this Amendment, along with the identity of the owner of each such Vehicle and each such Vehicle's Initial Cost and Net Book Value; and

       (iv)  Additional Information. Such additional
             documentation and information as Agent may reasonably request; and

   (b) The representations and warranties contained herein and in all other Loan Papers, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

   (c) Agent shall have received all fees and expenses payable to it under Section 6.3 of this Amendment and all other fees and expenses payable to Agent on or before the date of this Amendment.

   (d) No Potential Default or Default shall have occurred and be continuing; and

   (e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be reasonably satisfactory to Agent and each Bank.

                       ARTICLE IV
                       No Waiver

Section 4.1 Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Agent or the Banks of any covenant or provision of the Credit Agreement, the other Loan Papers, this Amendment, or of any other contract or instrument between any Company, Agent and/or the Banks, and the failure of Agent or the Banks at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent or the Banks to thereafter demand strict compliance therewith. Agent and the Banks hereby reserve all rights granted under the Credit Agreement, the other Loan Papers, this Amendment and any other contract or instrument between any Company, Agent and/or the Banks.

                         ARTICLE V
         Ratifications; Representations and Warranties

Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Papers, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. The Companies, Agent and the Banks agree that the Credit Agreement and the other Loan Papers, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 5.2 Representations and Warranties. Borrower and each other Company jointly and severally represent and warrant to Agent and the Banks that (a) the execution, delivery and performance of this Amendment and any and all other Loan Papers executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Companies and will not violate the Articles of Incorporation or Bylaws of any Company; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such Default has been specifically waived in writing by Agent and the Required Banks; (d) each Company is in full compliance with all covenants and agreements applicable to it contained in the Credit Agreement and the other Loan Papers, as amended hereby; and (e) none of the Companies have amended or rescinded or otherwise modified its resolutions attached to the Corporate Certificate delivered by such Company to Agent on March 1, 2000, in connection with the closing of the Credit Agreement.

                        ARTICLE VI
                  Miscellaneous Provisions

Section 6.1 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement and any other Loan Papers, including, without limitation, the documents furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Papers, and no investigation by Agent or the Banks shsall affect the representations and warranties or the right of Agent or the Banks to rely upon them.

Section 6.2 Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Papers, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Papers to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

Section 6.3 Expenses of Agent and the Banks. As provided in the Credit Agreement, the Companies agree to pay on demand all reasonable costs and expenses incurred by Agent and the Banks in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Papers executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Papers, including, without limitation, the costs and fees of Agent's and the Banks, legal counsel.

Section 6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, the Banks, Borrower and the other Companies and their respective successors and assigns, except that Borrower and the other Companies may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent and the Banks.

Section 6.6 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 6.7 Effect of Waiver. No consent or waiver, express or implied, by Agent or the Banks to or for any breach of or deviation from any covenant or condition by Borrower or any other Company shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

Section 6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.9 Applicable Law.  THIS AMENDMENT AND ALL OTHER LOAN
PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. CHAPTER 346 OF THE TEXAS FINANCE CODE SHALL NOT APPLY TO THE REVOLVING CREDIT LOANS.

Section 6.10 Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER
LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY AN AUTHORIZED OFFICER OF EACH COMPANY AND EACH OF THE REQUIRED BANKS.

Section 6.11 Release.  EACH COMPANY HEREBY ACKNOWLEDGES THAT IT
HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS"
OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR THE BANKS, EACH COMPANY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND THE BANKS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE
OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH
SUCH COMPANY MAY NOW OR HEREAFTER -HAVE AGAINST AGENT AND/OR THE
BANKS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS,
IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST
IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF
ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

Section 6.12 Guarantor Consent and Ratification. Each of the
Companies, other than Borrower, jointly and severally, hereby consents to the terms of this Amendment, confirms and ratifies the terms of each of the other Loan Papers to which it is a party, including the Guaranty Agreement, and acknowledges that each of the other Loan Papers to which it is a party, including the Guaranty Agreement, is in full force and effect on the date executed, that as of the date hereof it has no defense, counterclaim, set-off or any other claim to diminish its liability under such document(s), and that no consent by him/it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, the Credit Agreement or any of the other Loan Papers.

Section 6.13 Agreement for Binding Arbitration. Each party to this Amendment hereby acknowledges that it has agreed to be bound by the terms and provisions of the Arbitration Program, a copy of which is attached to the Credit Agreement as Exhibit H, and which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.


	IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above written.

						AGENT:

                         WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, successor by consolidation to Wells Fargo Bank (Texas), National Association,
				 Individually and as Agent


                              By:    /s/Daniel T. Brown
                                    ----------------------
						Name:	Daniel T. Brown
						Title:  Vice President



						BORROWER:

                              FFE TRANSPORTATION SERVICES, INC.

                              By:   /s/Thomas G. Yetter
                                   ------------------------
                              Name:    Thomas G. Yetter
                              Title:   Vice President - Finance

                         	OTHER BANKS:

						COMERICA BANK

                              By:   /s/ Donald P. Hellman
                                   ------------------------
                              Name:     Donald P. Hellman
					Title:	Senior Vice President

						FLEET NATIONAL BANK

                              By:   /s/ Katherine A. Brand
                                   ------------------------
						Name:	Katherine A. Brand
						Title:	Vice President


						OTHER COMPANIES:

                              FROZEN FOOD EXPRESS INDUSTRIES, INC.


                              By:   /s/ Thomas G. Yetter
                                   -----------------------
                              Name:     Thomas G. Yetter
                              Title:    Treasurer


                              FFE, INC.

                              By:   /s/ Thomas G. Yetter
                                   -------------------------
                              Name:     Thomas G. Yetter
                              Title:    Vice President


                              CONWELL CORPORATION


                              By:   /s/ Thomas G. Yetter
                                   -------------------------
                              Name:     Thomas G. Yetter
                              Title:    Vice President


                              W & B REFRIGERATION SERVICE COMPANY


                              By:   /s/ F. Dixon McElwee, Jr.
                                   -------------------------
                              Name:     F. Dixon McElwee, Jr.
                              Title:    Vice President


                              LISA MOTOR LINES, INC.


                              By:   /s/ L. W. Bartholomew
                                   --------------------------
                              Name:     L. W. Bartholomew
                              Title:    Secretary


                              FROZEN FOOD EXPRESS, INC.


                              By:   /s/ F. Dixon McElwee, Jr.
                                   --------------------------
                              Name:     F. Dixon McElwee, Jr.
                              Title:    Vice President


                              CONWELL CARTAGE, INC.


                              By:   /s/ L. W. Bartholomew
                                   --------------------------
                              Name:     L. W. Bartholomew
                              Title:    Secretary


                              MIDDLETON TRANSPORTATION COMPANY


                              By:   /s/ F. Dixon McElwee, Jr.
                                   ---------------------------
                              Name:     F. Dixon McElwee, Jr.
                              Title:    Vice President


                              COMPRESSORS PLUS, INC.


                              By:   /s/ L. W. Bartholomew
                                   ---------------------------
                              Name:     L. W. Bartholomew
                              Title:    Secretary